Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

Note 13 - Income Taxes

The Company recognizes deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carryforwards. The Company established a valuation allowance to reflect the likelihood of realization of deferred tax assets.

The valuation allowance at December 31, 2016 was approximately $8,730,000. The net change in the valuation allowance during the year ended December 31, 2016 was an increase of approximately $404,000. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred income tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based on consideration of these items, management has determined that enough uncertainty exists relative to the realization of the deferred tax asset to warrant the application of a full valuation allowance as of December 31, 2016 and 2015.

The Company has a net operating loss carryforward totaling approximately $15,688,000 at December 31, 2016, expiring through 2036. Pursuant to Code Sec. 382 of the Internal Revenue Code, the utilization of net operating loss carryforwards may be limited as a result of a cumulative change in stock ownership of more than 50% over a three year period. The Company underwent such a change and consequently, the utilization of a portion of the net operating loss carryforwards is subject to certain limitations. Temporary differences are approximately as follows:

	December 31,
	2016	2015
Accrued expenses	$238,000	$259,000
Inventory reserve	42,000	-
Allowance for doubtful accounts	1,000	6,000
Intangible Assets	(1,092,000)	(2,187,000)
Fixed Assets	(415,000)	(238,000)
Charitable Contributions	2,000	2,000
Stock Options	2,811,000	3,466,000
Net operating loss carryover	7,143,000	7,018,000
Deferred tax assets	8,730,000	8,326,000
Less: valuation allowance	(8,730,000)	(8,326,000)
Net deferred tax assets	$-	$-

The actual tax benefit differs from the expected tax benefit for the years ended December 31, 2016 and 2015 (computed by applying the U.S. Federal Corporate income tax rate of 34%) as follows:

	December 31,
	2016	2015
Expected tax benefit	$1,262,000	$1,709,000
State income taxes, net of federal benefit	66,000	353,000
Net operating loss adjustment due to Section 382 limitation	-	(5,346,000)
Permanent items	(416,000)	(650,000)
Change in tax rate	(200,000)	537,000
True-up	(308,000)	887,000
Change in valuation allowance	(404,000)	4,903,000
Actual tax benefit	$-	$2,393,000